Exhibit 18

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT

FOR VARIABLE ANNUITIES

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, David A. Golino of Hebron, Connecticut, Principal Accounting Officer of the Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other appropriate form under federal securities laws for the Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities, and to sign any and all amendements thereto that may be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2003.

/s/DAVID A. GOLINO
Principal Accounting Officer

The Travelers Growth and Income Stock Account for Variable Annuities

Exhibit 18

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT

FOR VARIABLE ANNUITIES

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, R. Jay Gerken of North Caldwell, New Jersey, Chairman of the Board of Managers, Chief Executive Officer and President of the Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities, to sign any and all amendments thereto that may be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2003.

/s/R. JAY GERKEN
Chairman of the Board of Managers, Chief Executive Officer and President

The Travelers Growth and Income Stock Account